SECURITIES AND EXCHANGE COMMISSION
"Washington, D.C.  20549"

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):      			07/26/99


PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV

"(as depositor under the Sale and Servicing Agreement, dated as of"
"April 1, 1999, relating to the Empire Funding Home Loan Owner Trust 1999-1," "Home Loan Asset Backed Notes, Series 1999-1)"


PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV
(Exact name of registrant as specified in its charter)

              Delaware                    333-61785         06-1204982
(State or Other Jurisdiction             (Commission    (I.R.S. Employer
of Incorporation)                         File Number)  Identification No.)


1285 Avenue of the Americas
"New York, New York                                       10285   "		10019
(Address of Principal Executive Offices)                        (Zip Code)



"Registrant's telephone number, including area code:      (212) 713-2000"

Item 5. Other Events
  "One behalf of Empire Funding Home Loan Owner Trust 1999-1, Home Loan Asset"
	"Backed Notes, Series 1999-1, a Trust created pursuant to the Sale"
	"and Servicing Agreement, dated April 1, 1999, by U.S. Bank"
	"National Association d.b.a. First Bank National Association, as" "Indenture Trustee for the Trust, the Indenture Trustee has caused to be " "filed with the Commission, the monthly report dated"
	07/26/99	.
	The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters and (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates.

	A.     Monthly Report Information
	       See Exhibit No.1
	B.     Have and deficiencies occurred?  NO.
		Date:
		Amount:

	C.     Item 1: Legal Proceedings:  NONE

	D.     Item 2: Changes in Securities:   NONE

	E.     Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

	"F.     Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5"
	       if applicable:  NOT APPLICABLE
Item 7.     Monthly Statements and Exhibits

	Exhibit No.   1

	   1.     Monthly Distribution Report

	EMPIRE FUNDING HOME LOAN OWNER TRUST 1999-1

		0


		DISTRIBUTION STATEMENT
Distribution Date:		07/26/99



	Beginning				Ending
	Certificate	Principal	Interest	Total	Certificate
Class	Balance	Distribution	Distribution	Distribution	Balance

A-1	55555678.49	3151092.36	253191.15	3404283.51	52404586.13
A-2	35032000	0	183626.07	183626.07	35032000
A-3	29161000	0	156497.37	156497.37	29161000
A-4	30168000	0	171454.8	171454.8	30168000
A-5	15890000	0	97723.5	97723.5	15890000
M-1	28125000	0	188203.13	188203.13	28125000
M-2	16250000	0	121875	121875	16250000
B-1	19375000	0	145312.5	145312.5	19375000
B-2	16250000	0	121875	121875	16250000
Total	245806678.5	3151092.36	1439758.52	4590850.88	242655586.1


	Payment of Loss	Interest	Allocable
Reimbursement Carry Forward	Reimbursement	Carry Forward	Loss
Class	Deficiency	Amount	Amount

A-1	NA	0	NA
A-2	NA	0	NA
A-3	NA	0	NA
A-4	NA	0	NA
A-5	NA	0	NA
M-1	0	0	0
M-2	0	0	0
B-1	0	0	0
B-2	0	0	0


	"      AMOUNTS PER $1,000 UNIT"			Ending	Current
	Principal	Interest	Total	Certificate	Pass Through
Class	Distribution  Distribution		Distribution 	Balance	Interest Rate

A-1	52.73883011	4.237579708	56.97640981	877.0788822	0.052925
A-2	0	5.241666762	5.241666762	1000	0.0629
A-3	0	5.366666781	5.366666781	1000	0.0644
A-4	0	5.683333333	5.683333333	1000	0.0682
A-5	0	6.15	6.15	1000	0.0738
M-1	0	6.691666844	6.691666844	1000	0.0803
M-2	0	7.5	7.5	1000	0.09
B-1	0	7.5	7.5	1000	0.09
B-2	0	7.5	7.5	1000	0.09

	             EMPIRE FUNDING HOME LOAN OWNER TRUST 1999-1

		SERIES 1999-1


		Distribution Date:		07/26/99

			Payment Statement
		"Sale and Servicing Agreement Dated February 1, 1998"

i)   Available Collection Amount  					4798608.36
      Available Payment Amount					4590850.88

ii)  Beginning and Ending Class Principal Balances 					See page 1
      Beginning Pool Principal Balance 					246925470.6
      Ending Pool Principal Balance 					244957460.1


iii)  Class Factors			Class A-1	0.929817712	0.877078882
			Class A-2	1	1
			Class A-3	1	1
			Class A-4	1	1
			Class A-5	1	1
			Class M-1	1	1
			Class M-2	1	1
			Class B-1	1	1
			Class B-2	1	1




iv)  Interest from Mortgagors / Master Servicer					2824830.05
      Interest from Purchased Loans					0
      Interest from Liquidated Mortgage Loans					0



      Principal Collections (Regular Installments)					332240.84
      Principal Collections (Curtailments and Paid in Fulls)					1635769.68
      Substitution Adjustment					0
      Principal from Liquidated Mortgage Loans					0
      Principal from Purchased Loans					0
					1968010.52


Total Payments					4792840.57

plus: Amts remaining upon termination of Pre Funded Account					0
"plus: Int. Income on Collection, Certificate, & Note Dist. Accts"					5767.79
less:  Trust Fees and Expenses					207757.48
Available Distribution Amount					4590850.88

v)  Optimal Principal Balances:
          Senior 					0
          Class M-1					0
          Class M-2					0
          Class B-1					0

vi) Overcollateralization Deficiency Amount (before distributions)7631227.705
       Amounts distributed to the Residual Interest					0




vii)  Master Servicer Fee					7208.74
       Indenture Trustee Fee					1646.17
       Owner Trustee Fee					333.33
          Empire Subservicer Fee					99284.62
	Servicer Fee				99284.62
	Non recoverable advances				0

viii)  Overcollateralization Amount					2301873.96
         Overcollateralization Target Amount					8750019.825
         Net Loan Losses					0
         Cumulative Net Loan Losses					0
         Allocable Loss Amount					0
         Excess Spread					1183081.84
				Beginning	Ending
ix)  Weighted Average Maturity of the Home Loans				232	231
weighted avg. Home Loan Int Rate of the Home Loans				0.13486	0.13477

x)  Performance information in Servicer's Monthly Remittance Report
	60 Day Delinquency Amount				2331223.66
	Six-Month Rolling Delinquency Average				1347895.537
	Net Delinquency Calculation Amount				1173196.712

xiii)			              Current
				Aggregate
Combination Loans			Number	Prin Balance
A)Defaulted Home Loans			0	0
B)Liquidated Home Loans			0	0
C)Deleted Home Loans (Defective)			0	0
D)Deleted Home Loans (Defaulted)			0	0

			                    Cumulative
				Aggregate
Combination Loans			Number	Principal Balance
A)Defaulted Home Loans			0	0
B)Liquidated Home Loans			0	0
C)Deleted Home Loans (Defective)			0	0
D)Deleted Home Loans (Defaulted)			0	0



			                Current
				Aggregate
Debt Consolidation Loans			Number	Prin Balance
A)Defaulted Home Loans			0	0
B)Liquidated Home Loans			0	0
C)Deleted Home Loans (Defective)			0	0
D)Deleted Home Loans (Defaulted)			0	0
			                    Cumulative
				Aggregate
Debt Consolidation Loans			Number	Principal Balance
A)Defaulted Home Loans			0	0
B)Liquidated Home Loans			0	0
C)Deleted Home Loans (Defective)			0	0
D)Deleted Home Loans (Defaulted)			0	0



xiv)  Delinquency And Foreclosure Information:
			# of Accounts	Prin Balance	% of Total
	30-59 Days Delinquent		47	1265190.1	0.005164938
	60-89 Days Delinquent		37	1154436.14	0.004712803
	90-179 Days Delinquent		25	715676.04	0.002921634
     180 or more Days Delinquent			0	0	0
   Loans in foreclosure proceedings			0	0	0
	Foreclosed Properties		0	0	0


       Loans in bankruptcy proceedings			# of Accounts	Prin Balance	% of Total
	30-59 Days Delinquent		7	163743.76	0.000668458
	60-89 Days Delinquent		6	183831.04	0.000750461
	90-179 Days Delinquent		9	277280.44	0.001131953
      180 or more Days Delinquent			0	0	0
	Aggregate		22	624855.24

				Current
			Original	Period
	Class A-1 Note Interest Rate		0.05112	0.052925
	One-Month LIBOR		0.04912	0.050925




	SIGNATURES
"        Pursuant to the requirements of the Securities Exchange Act of 1934, "
the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV


By:/s/	Eve Kaplan
Name:           	Eve Kaplan
Title:             Vice President
U.S. Bank Trust National Association


Dated:  	7/31/99